SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2004

                            Colonial Commercial Corp.
               (Exact name of Registrant as Specified in Charter)


         NEW YORK                      1-6663                   11-2037182
         --------                      ------                   ----------
(State of other Jurisdiction       (Commission File           (IRS Employer
    of Incorporation)                  Number)              Identification No.)

                 120 NEW SOUTH ROAD, HICKSVILLE, NEW YORK      11801
               (Address of Principal Executive Offices)      (Zip Code)

        Registrant's Telephone Number, Including Area Code: 516-681-4647


                                       N/A
                       ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

On October 19, 2004, James W. Stewart resigned as a director, Executive Vice President, Chief Financial Officer and Secretary of the Company.

On October 22, 2004, the board of directors appointed Melissa Goldman as a director of the Company to fill the vacancy caused by the resignation of Mr. Stewart. Ms. Goldman is the daughter of Michael Goldman, who is also a director of the Company.

Ms. Goldman owns 22% of Goldman Associates of New York, Inc. ("Goldman Associates"), and is a director, Vice President and Chief Operating Officer of Goldman Associates. Mr. Michael Goldman is the majority owner of Goldman Associates. On July 29, 2004, Goldman Associates purchased for $1,500,000 a secured note of the Company in the principal amount of $750,000; 600,000 shares of common stock of the Company; and a warrant to purchase 150,000 shares of common stock at an exercise price of $3.00 per share.

On October 22, 2004 William Salek was appointed Chief Financial Officer of the Company. Mr. Salek has been Vice President of Finance and Chief Financial Officer of Universal Supply Group, Inc., a wholly owned subsidiary of the Company ("Universal"), since its acquisition by the Company in 1999. Since May 2003, Mr. Salek has also served as a director of American/Universal Supply Inc., a wholly owned subsidiary of the Company, and since September 2003 he has also served as Vice President/Treasurer of The RAL Supply Group, Inc., a wholly owned subsidiary of the Company ("Ral"). On July 29, 2004 William Salek purchased for $100,000 a $50,000 note of the Company which is convertible into 16,667 shares of common stock, and 40,000 shares of common stock.

Mr. Salek is the son-in-law of Paul Hildebrandt, who is also a director of the Company. On July 29, 2004 Mr. Hildebrandt purchased for $100,000 a $50,000 note of the Company that is convertible into 16,667 shares of common stock, and 40,000 shares of common stock. On September 30, 2003, Mr. Hildebrandt loaned $150,000 to Ral, formerly known as Ral Purchasing Corp., under a 9% subordinated note. Universal paid to Mr. Hildebrandt $195,030 during 2003 and $153,520 from January 1, 2004 through September 30, 2004 as rent for a store and warehouse that are leased by Universal from Mr. Hildebrandt.



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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

   (4)   Instruments Defining the Rights of Security Holders, Including
         Indentures


*  4.1   Form of Private Placement Agreement and Convertible Note

*  4.2   Goldman Associates of New York, Inc. Agreement

*  4.3   Goldman Associates of New York, Inc. Note

*  4.4   Goldman Associates of New York, Inc. Warrant Agreement

** 4.5   Form of Subordinated Note


* Incorporated by reference to exhibits filed with the Company's Form 10-Q filed with the Securities and Exchange Commission on August 16, 2004.

** Filed herewith







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 22, 2004
                                            COLONIAL COMMERCIAL CORP.


                                            By:    /S/  BERNARD KORN
                                                   ---------------------
                                            Name:  Bernard Korn

                                            Title:  Chairman of the Board















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